EXHIBIT 23


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into Wainoco Oil Corporation's previously filed Registration Statement File No. 33-15598.




                                ARTHUR ANDERSEN LLP



Houston, Texas
March 13, 1996